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EXHIBIT 10.2 (B)

                                    AMENDMENT
                                       TO
                RESTATED AND AMENDED PURCHASE AND SALE AGREEMENT


         This Amendment (the "AMENDMENT") to the Restated and Amended Purchase and Sale Agreement ("RESTATED PURCHASE AGREEMENT") dated March 30, 2000, by and among Telex Communications, Inc. ( "TELEX"), and Altec Lansing Technologies, Inc. ("ALTI"), is entered into effective as of April 28, 2000.

                              W I T N E S S E T H:

         WHEREAS, Telex and ALTI each desire to amend the terms of the Restated Purchase Agreement to extend the date by which the "Closing" (as defined in Section 9.1 of the Restated Purchase Agreement) must occur on the conditions set forth below; and

         WHEREAS, in accordance with Section 7(e) of the Restated Purchase Agreement, Telex and ALTI may amend the terms of the Restated Purchase Agreement by a writing signed by both parties.

         NOW, THEREFORE, for and in consideration of the mutual benefits to be derived, promises and agreements contained herein, and other good and value consideration, the parties hereto agree as follows:

                               A G R E E M E N T:

         1. Amendments. Section 9.1 of the Restated Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  9.1) Closing Date. The closing (herein before and hereinafter the "Closing") of the transaction contemplated by this Agreement shall be held on or before May 15, 2000 (herein before and hereinafter the "Closing Date") at such place as mutually agreed to by the parties.

         2. ALTI shall promptly notify Telex if, and in the event that, ALTI learns that its application for financing from Congress has been denied. The parties agree to use their best efforts to cause the Closing Date to occur within three (3) business days following such a denial.

         3. Construction. All references in any other ancillary agreements or otherwise to the Restated Purchase Agreement shall be deemed to refer to the Restated Purchase Agreement as amended by this Amendment. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment will have the



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meanings ascribed to them in the Restated Purchase Agreement. In the event of a conflict between the respective provisions of the Restated Purchase Agreement and this Amendment, the terms of this Amendment shall control.

         4. Effect of Amendment. Except as specifically amended by the terms of this Amendment, the terms and conditions of the Restated Purchase Agreement shall remain in full force and effect for all purposes, and Telex and ALTI hereby ratify and confirm the terms and conditions of the Restated Purchase Agreement, as amended pursuant to this Amendment.

         5. Counterparts; Facsimiles. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall each deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

         IN WITNESS WHEREOF, Telex and ALTI have caused this Amendment to be executed by their respective duly authorized officers effective as of the date first above written.


                                           TELEX COMMUNICATIONS, INC.
                                           ("TELEX")



                                           By:  /s/ Scott Myers
                                              -----------------------------


                                           ALTEC LANSING TECHNOLOGIES, INC.
                                           ("ALTI")



                                           By:  /s/ Edward Anchel
                                              -----------------------------



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